UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 23, 2007
                                                 ____________________________


                           QUAINT OAK BANCORP, INC.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                      000-52964                        35-2293957
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                        Identification No.)


607 Lakeside Drive, Southampton, Pennsylvania                           18966
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (215) 364-4059
                                                   __________________________


                                Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ____________

     On October 23, 2007, Quaint Oak Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors authorized the Company to file a waiver request with the Federal Deposit Insurance Corporation requesting permission for the Company to repurchase up to 5.0% of the outstanding shares of its common stock during the first year following the Company's initial public stock offering. For more information, reference is made to the Company's press release dated October 23, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d) The registrant's press release, dated October 23, 2007, is attached hereto as Exhibit 99.1.













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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QUAINT OAK BANCORP, INC.



Date:  October 23, 2007         By: /s/Robert T. Strong
                                    _________________________________________
                                    Robert T. Strong
                                    President and Chief Executive Officer














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                               EXHIBIT INDEX


        Exhibit No.      Description
        _______________  ___________________________________________________
        99.1             Press release dated October 23, 2007



























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